UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 6-K
REPORT OF FOREIGN PRIVATE ISSUER
PURSUANT TO RULE 13a-16 OR 15d-16
UNDER THE SECURITIES EXCHANGE ACT OF 1934
June 1, 2010
Commission File Number: 001-14534
Precision Drilling Corporation
(Exact name of registrant as specified in its charter)
4200, 150 — 6th Avenue S.W.
Calgary, Alberta
Canada T2P 3Y7
(Address of principal executive offices)
     Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.
Form 20-F ☐    Form 40-F ☑
     Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1): ☐
     Note: Regulation S-T Rule 101(b)(1) only permits the submission in paper of a Form 6-K if submitted solely to provide an attached annual report to security holders.
     Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7): ☐
     Note: Regulation S-T Rule 101(b)(7) only permits the submission in paper of a Form 6-K if submitted to furnish a report or other document that the registrant foreign private issuer must furnish and make public under the laws of the jurisdiction in which the registrant is incorporated, domiciled or legally organized (the registrant’s “home country”), or under the rules of the home country exchange on which the registrant’s securities are traded, as long as the report or other document is not a press release, is not required to be and has not been distributed to the registrant’s security holders, and, if discussing a material event, has already been the subject of a Form 6-K submission or other Commission filing on EDGAR.
     Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.
Yes ☐     No ☑
     If “Yes” is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82- N/A.

EXPLANATORY NOTE
On May 31, 2010 and June 1, 2010 Precision Drilling Trust (“Precision Trust”) completed a court-approved statutory plan of arrangement (the “Arrangement”) pursuant to which unitholders of Precision Trust exchanged their trust units (and associated unitholder rights plan rights) in Precision Trust for common shares (and associated shareholder rights plan rights) of a new corporation named Precision Drilling Corporation (“New Precision”). New Precision has the same assets, liabilities, management and employees that Precision Trust and a prior corporation called Precision Drilling Corporation (“Old PDC”), which was the administrator of Precision Trust, had prior to the Arrangement. The directors of the New Precision are the same individuals who were directors of Old PDC. The Arrangement was effected pursuant to Section 193 of the Business Corporations Act (Alberta). Pursuant to the Arrangement, among other things, each issued and outstanding trust unit of Precision Trust was exchanged for one newly-issued common share of New Precision and an associated shareholder rights plan right. All securities issued in connection with the Arrangement were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof.
The trust units of Precision Trust were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon effectiveness of the Arrangement, the New Precision common shares and the associated rights issued under the New Precision shareholder rights plan adopted as part of the Arrangement will be deemed registered under Section 12(b) of the Exchange Act with New Precision as a successor issuer to Precision Trust pursuant to Rule 12g-3(a) under the Exchange Act. The New Precision common shares and associated shareholder rights plan rights are listed on the New York Stock Exchange under the ticker symbol “PDS” and on the Toronto Stock Exchange under the ticker symbol “PD”. This Form 6-K is being furnished by New Precision to the Securities and Exchange Commission as notice that New Precision is the successor issuer to Precision Trust under Rule 12g-3 under the Exchange Act, as required by Rule 12g-3(f).
EXHIBIT INDEX

Exhibit No.	Description
99.1	Description of Precision Drilling Corporation’s Common Shares

99.2	Precision Drilling Corporation Shareholder Rights Plan Agreement dated June 1, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRECISION DRILLING CORPORATION
	By:	/s/ Joanne L. Alexander
		Name:	Joanne L. Alexander
Date: June 1, 2010		Title:	Corporate Secretary

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